Exhibit 32
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     I, Jeffrey I. Dreben, the Chief executive officer of CVF Technologies Corporation (the “Company”) hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-KSB of the Company for the fiscal year ended December 31, 2006 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.
Dated: April 13, 2007

CVF TECHNOLOGIES CORPORATION
/s/ Jeffrey I. Dreben
JEFFREY I. DREBEN
Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     I, Robert L. Miller, the chief financial officer of CVF Technologies Corporation (the “Company”) hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-KSB of the Company for the fiscal year ended December 31, 2006 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.
Dated: April 13, 2007

CVF TECHNOLOGIES CORPORATION
/s/ Robert L. Miller
ROBERT L. MILLER
Chief Financial Officer